1 28-75-124 196-18-48 Exhibit 99.2 Review of Third Quarter F’13 Results Matthew M. Mannelly, CEO Ronald M. Lombardi, CFO February 7, 2013

2 This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company’s growth strategies, investments in advertising and promotion, market position, product development, introductions and innovations, leverage, capital expenditures, creation of shareholder value, successful integration of acquired brands, refinancing of term loan to reduce interest rate, growth and future financial performance. Words such as "continue," "will," "believe," “intend,” “expect,” “anticipate,” “plan,” “potential,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the failure to successfully integrate the GSK brands or other future acquisitions, the failure to successfully commercialize new and enhanced products, the Company’s inability to rapidly deleverage, the effectiveness of the Company’s advertising and promotions investments, the severity of the cold/cough season, the effectiveness of the Company’s marketing and distribution infrastructure, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2012 and Part II, Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2012. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable securities laws, the Company undertakes no obligation to update any forward-looking statement contained herein, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure

3 Q2 FY2013: Performance Highlights Q3 FY2013: Financial Overview Prestige’s Strategy: Delivering Results; Poised for Continued Success 1 2 3 Agenda 3 F

4 OTC M&A Focus Strong FCF Resulting in Debt Reduction Drive Core OTC Growth  A&P Driven Growth for Core OTC Brands  Investment in Multi-Year New Product Development Pipeline  Select investment in Other Brands  High Conversion of EBITDA to Free Cash Flow  Free Cash Flow Used for Rapid Debt Pay Down  Significant Tax Shield Incremental to Free Cash Flow Generation  Proven M&A Competency  Rapid Integration Expertise  Demonstrated Value Creation Formula Prestige Brands: Delivering Value Now and Into the Future Through a Proven Shareholder Value Creation Framework Leverage Ratio

Third Quarter Highlights: Delivering Against Stated Strategy

- **Excellent financial performance for the quarter**
  - Record Q3 consolidated net revenue of $160.2 million, up 50.8%
  - Adjusted EPS(1) of $0.37, up 48.0% versus prior year corresponding quarter
  - Record Cash flow from Operations of $40.5 million(5)
  - Debt paydown of ~$83 million in Q3
  - Leverage ratio(2) reduced to ~4.35x, down from ~5.25x at the time of the GSK acquisition
- **Brand building strategy continues to deliver organic growth for core OTC brands**
  - Core OTC consumption growth continues to significantly exceed category growth; Up 6.9% in L-12 weeks compared to category growth of 3.2%(4)
  - Core OTC organic net revenue growth of 4.8% for Q2 and Q3 combined(3)
- **Successful and timely integration of GSK brands**
  - Actively executing against brand plans and new product opportunities
- **Raising full year guidance**
  - Full year FY'13 Adjusted EPS guidance of $1.45 - $1.48, up from prior guidance of $1.37 - $1.42

Notes:
(1) This non-GAAP financial measure is reconciled to its most closely related GAAP financial measure in our earnings release in the "About Non-GAAP Financial Measures" section. Adjusted EPS is also reconciled to reported EPS on slide 18.
(2) Leverage ratio reflects net debt / covenant defined EBITDA.
(3) Excludes acquired GSK brands.
(4) IRI multi-outlet retail dollar sales for the period ending 12/30/12; Includes acquired GSK brands.
(5) Cash flow from operations is reconciled to Reported Net Income on slide 19.



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6 (1.2%) Timing Impact of Cough/Cold Shipments Note: Excludes acquired GSK brands (1) Q4 FY’12, Q1 FY’13, Q2 FY’13, and Q3 FY’13 prior year comparable quarter includes Blacksmith Brands and Dramamine. Strong Core OTC Organic Revenue Growth (1) PBH Core Cough/Cold Core OTC Non-Cough/Cold Core OTC 1.1% 14.1% 8.4% 10.7% 4.1% 3.2% 14.0% 3.7% 11.3% 4.8% 7.8% 16.7% 4.4% (6.2%) 6.3% 3.2% (1) (1) (1) FY’11 FY’12 FY’13

7 Consumption for Prestige’s Core Cough/Cold Brands Remained Strong; Shipments Followed Earlier Sell-in Strategy Source: Latest 12-week IRI multi-outlet retail dollar sales growth for relevant quarter. (1) Core Cough/Cold brands include Chloraseptic, Little Remedies, Luden’s, and Pediacare C/C Net Revenue Growth(1) C/C Consumption Growth(1)

8 Strong Consumption Performance Across the Portfolio Total Prestige(1) Total OTC(1) Core OTC(1) Prestige Categories Prestige Categories Prestige Categories Source: IRI multi-outlet retail dollar sales for the periods ending 12/30/12; Multi-outlet now covers ~87% of ACV (1) Includes acquired GSK brands.

Consistent Category Outperformance and Market Share Gains



Prestige Core OTC
Category
Relative Consumption Growth
Market Share Gain
+11.0 pts.
+25.9 pts.
+24.7 pts.
+22.1 pts.
+14.0 pts.
+5.9 pts.
+8.1 pts.
+8.3 pts.
+9.0 pts.
+3.7 pts.
8.9%
(2.1%)
24.9%
(1.0%)
32.8%
8.1%
25.2%
3.1%
12.1%
(1.9%)
5.4%
(0.5%)
2.4%
(5.7%)
6.9%
(1.4%)
10.5%
1.5%
6.9%
3.2%
Q2
Q3 (1)
Q4(2)
Q1
Q2
Q3
Q4(3)
Q1
Q2
Q3
FY'11
FY'12
FY'13
+1.0 pts.
+2.1 pts.
+1.9 pts.
+1.8 pts.
+1.4 pts.
+0.6 pts.
+0.6 pts.
+0.6 pts.
+0.6 pts.
+0.3 pts.

Source: Latest 12-week IRI multi-outlet retail dollar sales growth for relevant quarter.
Note: Data reflects retail dollar sales percentage growth versus prior period.
(1) Blacksmith Bands added middle of Q3 '11.
(2) Dramamine added beginning in Q4 '11.
(3) Acquired GSK brands added beginning in Q4 '12.



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10 Innovation A&P Retail Strategy Consumption Outperformance FSI Program Year-Round TV Campaign Direct Mail Trial Size Display Units Couponing Share/Volume Gains Outpacing the Category(2) (1) As compared to the leading denture tablet brands (2) IRI multi-outlet for 52-week Period Ending 12/30/12  Kills 10x more odor-causing bacteria(1)  Cleans in just 3 minutes  Great for oral accessories Case Study: Efferdent® Innovation and Retail Support Has Driven Growth in Consumption and Market Share +5.4pts

11 March 2012 December 2012 Efferdent Base Business Efferdent Power Clean Crystals +2% +453% +16% Total Efferdent Base Power Crystals New Products Have Driven Meaningful Incremental Growth, Reaching Nearly 15% of Total Efferdent Sales Significant Incremental Growth, Reaching Nearly 15% Total erdent Source: Weekly IRI multi-outlet retail dollar sales for period between 3/25/2012 and 12/30/2012

12 Gaviscon Continues to Strengthen Prestige’s Canadian Business  Prestige Canadian business doubled in size with the acquisition of Gaviscon® from GSK  Gaviscon is a brand with momentum; impressive growth in Canada over the past few years  #1 in its category with the highest growth(1) (1) ACNielsen for the 52 weeks ended 11/2/12 Consumption Growth(1) Market Share Gain(1)

13 Compelling Consumer Messaging Comprehensive 3600 A&P Campaign to Support Sustained Gaviscon® Growth TV Campaign Professional Sampling Digital Strategy Retail Partnerships Physician Endorsement Search Engine Optimization Couponing to Stimulate Trial and Consumption  “Brand Power” focused TV commercial and creative messaging to stimulate usage and increase penetration  Up to 100 GRP’s per week for 2nd half of fiscal year with two spots  Aggressive sampling strategy in cooperation with doctors in Canada  110,000 samples distributed to GP’s & specialists in calendar 2012  Ranked #1 in Google search results  Paid search engine marketing program and website development  Robust Trade Support Program  Driven by flyers, in-store feature advertising, roll backs and coupon books

14 Q3 FY2013: Performance Highlights Q1 FY2013: Financial Overview Prestige’s Strategy: Delivering Results; Poised for Continued Success 1 2 3 Agenda 3 F

15 Summary Financial Performance Dollar values in millions, except per share data Notes: (1) These non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the “About Non-GAAP Financial Measures” section. Adjusted EPS is also reconciled to reported EPS on slide 18. (2) Cash flow from operations is reconciled to Reported Net Income on slide 19. Q3 FY’13 Q3 FY’12 $160.2 $53.8 $0.37 $40.5 $14.5 $106.3 $31.1 $0.25 +50.8% +73.2% +48.0% +178.8% (1) (1) Cash Flow from Operations(2)

Q3 Consolidated Financial Summary

Q3 FY'13

	Q3 FY'13	Q3 FY'12	% Chg
Revenue	**$ 160.2**	**$ 106.3**	***50.8%***
Adj. Gross Margin	88.7	55.1	*60.9%*
% Revenue	*55.4%*	*51.9%*	
A&P	23.5	15.3	*54.1%*
% Revenue	*14.7%*	*14.4%*	
G&A	11.4	8.8	*29.8%*
% Revenue	*7.1%*	*8.2%*	
Adjusted EBITDA	**$ 53.8**	**$ 31.1**	***73.0%***
% Margin	*33.6%*	*29.3%*	
D&A	3.4	2.6	*31.1%*
% Revenue	*2.1%*	*2.4%*	
Adj. Operating Income	50.4	28.5	*76.8%*
% Revenue	*31.5%*	*26.8%*	
Adjusted Net Income	**$ 19.3**	**$ 12.5**	***53.9%***
Adjusted Earnings Per Share	**$ 0.37**	**$ 0.25**	***48.0%***
Earnings Per Share - As Reported	**$ 0.24**	**$ 0.19**	***26.3%***
Net Income - As Reported	**$ 12.3**	**$ 9.5**	***28.9%***

Comments

- Net Revenue grew by ~$54 million, or 50.8%, over year ago, driven by the strong performance of GSK brands
  - Core OTC non-cough/cold organic sales growth of 4.4%
  - Q2 and Q3 Core OTC organic sales growth of 4.8%
- Adjusted gross margin expanded by 3.5 pts. due to higher proportion of Revenue from OTC, including impact of GSK brands
  - Gross margin includes cough/cold seasonal promotional activities
- A&P growth of 54.1% consistent with stated investment levels to drive core OTC growth
- G&A as a percentage of Revenue decreased by 1.1 pts., to 7.1% of Revenue
- Adjusted earnings per share growth of 48.0%

Dollar values in millions, except per share data

Notes: Adjusted figures represent non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section. Adjusted Net Income and Adjusted EPS are also reconciled on slide 18.


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YTD Consolidated Financial Summary

YTD FY'13

	YTD FY'13	YTD FY'12	% Chg
Adjusted Net Revenue[(1)]	**$ 469.5**	**$ 307.1**	***52.9%***
Adj. Gross Margin	265.2	158.9	*66.9%*
% Revenue	*56.5%*	*51.7%*	
A&P	67.4	38.6	*74.6%*
% Revenue	*14.3%*	*12.6%*	
G&A	33.6	26.7	*25.8%*
% Revenue	*7.2%*	*8.7%*	
Adjusted EBITDA	**$ 164.2**	**$ 93.6**	***75.4%***
% Margin	*35.0%*	*30.5%*	
D&A	10.0	7.7	*29.5%*
% Revenue	*2.1%*	*2.5%*	
Adj. Operating Income	154.2	85.9	*79.5%*
% Revenue	*32.9%*	*28.0%*	
Adjusted Net Income	**$ 58.5**	**$ 37.3**	***56.8%***
Adjusted Earnings Per Share	**$ 1.14**	**$ 0.74**	***54.1%***
Earnings Per Share - As Reported	**$ 0.90**	**$ 0.73**	***23.3%***
Net Income - As Reported	**$ 46.2**	**$ 37.2**	***24.0%***

Comments

- YTD results consistent with Q3 trends and financial profile
- Adjusted Net Revenue grew by $162.4 million, or 52.9%, over year ago, driven by core OTC growth and acquisition of GSK brands[(1)]
  - 4.5% growth in legacy core OTC brands
  - 0.7% total legacy organic growth
  - GSK brands acquisition added $160.3 million
- Adjusted gross margin expanded by 4.8 pts. due to higher proportion of Revenue from OTC, including impact of GSK brands
- A&P growth of 74.6% consistent with stated investment levels to drive Revenue growth
- G&A as a percentage of Revenue decreased by 1.5 pts., to 7.2% of Revenue
- Adjusted earnings per share growth of 54.1%

Dollar values in millions, except per share data

Notes: Adjusted figures represent non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section. Adjusted Net Income and Adjusted EPS are also reconciled on slide 18.

(1) Reported net revenue for Q1 FY'13 was $147.0 million. Adjusted net revenue for Q1 FY'13 was $147.4 million and is a Non-GAAP financial measure which excludes transition related slotting costs of ~$400k.



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18 3 Months Ended 3 Months Ended YTD YTD Q3 FY'13 Q3 FY'12 YTD FY'13 YTD FY'12 Net Income EPS Net Income EPS Net Income EPS Net Income EPS As Reported 12.3$ 0.24$ 9.5$ 0.19$ 46.2$ 0.90$ 37.2$ 0.73$ Adjustments: Gain on Settlement - - - - - - (4.3) (0.08) Legal & Professional Fees - - - - 0.6 0.01 4.9 0.10 Transition Costs Associated with GSK 3.8 0.07 4.9 0.10 11.9 0.23 - - - - Increased Deferred Financing Amortization 7.7 0.15 - - 7.7 0.15 - - Tax Impact of Adjustments (4.5) (0.09) (1.9) (0.04) (7.9) (0.15) (0.5) (0.01) Total Adjustments 7.0 0.14 3.0 0.06 12.3 0.24 0.1 0.01 Adjusted 19.3$ 0.37$ 12.5$ 0.25$ 58.5$ 1.14$ 37.3$ 0.74$ Q3 FY’13 and YTD Net Income and EPS Reconciliation Dollar values in millions, except per share data (1) These Non-GAAP financial measures are being reconciled to their reported GAAP amounts. For further information about non-GAAP financial measures, refer to our earnings release in the “About Non-GAAP Financial Measures” section. (2) Includes tax rate adjustment of $0.2 MM or <$0.01 per share (3) $7.7 million of incremental non-cash deferred financing amortization to reflect accelerated paydown of the term loan primarily in Q3; Q3 FY’13 YTD FY’13 (2) (1) (3)

19 Q3 FY'13 Q3 FY'12 YTD FY'13 YTD FY'12 Net Income - As Reported 12.3$ 9.5$ 46.2$ 37.2$ Depreciation & Amortization 3.4 2.6 10.0 7.7 Other Non-Cash Operating Items 13.8 2.5 32.1 11.2 Working Capital 11.1 (0.1) 12.7 (8.1) Cash Flow from Operations 40.5$ 14.5$ 100.9$ 48.0$ YTD FY’13 Cash Flow from Operations Cash Flow Comments Dollar values in millions Note: (1) Leverage ratio reflects net debt / covenant defined EBITDA. Debt Profile & Financial Compliance:  Total Net Debt at 12/31/12 of $997 million comprised of: – Cash on hand of $10 million – $467 million of term loan – $500 million of bonds – $40 million of revolver  Paid down ~$83 million of debt in Q3  Leverage ratio(1) of ~4.35x down from ~5.25x immediately following GSK acquisition – 3.15x cushion to covenant max of 7.50x  Expect to refinance term loan and meaningfully reduce effective interest rate  Expect full year cash flow from operations of >$120 million, up from prior estimate of $110 million – Continue to anticipate approximately $10 million of capital expenditures

20 Q3 FY2013: Performance Highlights Q3 FY2013: Financial Overview Prestige’s Strategy: Delivering Results; Poised for Success 1 2 3 Agenda ’ lt ; r Continued Success

21 What Sets Prestige Apart: Delivering Value Now and Into the Future  #1 and #2 brands deliver nearly two-thirds of OTC revenue  Core OTC brands generating superior growth and market share gains  Scale platforms in highly relevant OTC categories  Leading margins and strong cash flow generation  Rapid deleveraging ability  Valuable tax attributes  Management’s strategy has transformed Prestige to predominantly an OTC company  Proven ability to source, execute, and integrate acquisitions  Management team experienced at both growing brands and executing seamless M&A transactions Management Team Financial Profile Brand Portfolio

22 Recent Seasonal Flu Incidence Levels Result in Cautious Optimism for Remainder of FY2013 2012/2013 3-Year Average Source: IMS Health Inc. FAN National Overview for the week ending January 26, 2013 Note: Growth measured as average weekly affected population for 2012/2013 vs. average weekly affected population for the 3-year average and the prior year 2011/2012 U.S. Affected Population (MM) FY’ Q2 FY’ Q3 FY’ Q4 +21.4% +27.6% +0.4% +3.0% +2.4% +9.0%

23  EPS Guidance Revised Upwards − Deliver FY’13 Adjusted EPS guidance of $1.45 - $1.48 up from prior guidance of $1.37 - $1.42 • Includes ($0.01) per share associated with divestiture of Phazyme • Includes $0.01 per share estimated benefit from lower interest cost associated with anticipated refinancing; Refinancing could result in Q4 write-off of deferred financing charges, however expect high retention rate of lender base • Excludes previously communicated estimated GSK adjustments of $0.15 for full year(1) and amortization of deferred financing fees of $0.09; excludes non-cash charges that could result from refinancing  Q4 Highlights/Considerations − Revenue: Well positioned to benefit from strong cough/cold sell-in, merchandising, and incidence levels − A&P: Seasonal increase in marketing support associated with cough/cold season − Complete refinancing to take advantage of favorable rate environment  Continue the strategic course in the transformation process…”it’s a marathon, not a sprint” Outlook for Remainder of FY2013 (1) Adjustments reflect GSK acquisition costs, costs related to the Transition Services Agreement, integration costs, and other legal and professional fees.

Q3 FY2013: Delivering Against Stated Strategy

Drive Core OTC Growth

- Core OTC organic net revenue growth of 4.8% in Q2/Q3
- Core OTC consumption growth of 6.9% in L-12 weeks compared to category of 3.2%[1]
- Q3 Core OTC A&P of 18.5% of net revenue

Strong FCF Resulting in Debt Reduction

- Cash flow from operations of $40.5 million
- On track with >$120 million target for full year
- Leverage ratio[2] of ~4.35x, down from ~5.25x immediately following the GSK acquisition

OTC M&A Focus

- GSK integration proceeding as expected
- Active pipeline of M&A opportunities
- Aggressive yet disciplined pursuit of actionable opportunities

Adjusted EPS of $0.37; +48.0% vs. Prior Year Corresponding Quarter

Notes:
(1) IRI multi-outlet retail dollar sales for the period ending 12/30/12; Includes acquired GSK brands.
(2) Leverage ratio reflects net debt / covenant defined EBITDA.



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25 28-75-124 196-18-48 February 7, 2013